Calvert

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September 30, 2003

Annual Report

Calvert Capital

Accumulation Fund

Table of Contents

President's Letter

2

Social Update

4

Portfolio Management Discussion

5

Independent Auditors' Report

8

Statement of Net Assets

9

Statement of Operations

13

Statements of Changes in Net Assets

14

Notes to Financial Statements

16

Financial Highlights

20

Explanation of Financial Tables

24

Director & Officer Information Table

26

Dear Shareholders:

The markets have improved dramatically over the past year, with stocks showing substantial gains and bonds continuing to profit from an historically low interest-rate environment.

We believe that this year's broad-based market turnaround illustrates once again the value of diversification, asset allocation and long-term investing.  Many investors who pursued an appropriate asset allocation, with investments in stocks, bonds and cash, were able to benefit from the rally in securities prices.  Those who paid too much attention to short-term past performance and substantially reduced their stock holdings early in the year may well have missed the sharp rallies in the second quarter.  At Calvert, we encourage all our shareholders to review their portfolios with their financial advisors to ensure that their investments remain in line with their specific risk tolerance, return expectations and financial goals.

A cloud on the otherwise bright performance of the markets and economy was the distressing news concerning recent market timing and illegal after-hours trading on the part of certain mutual funds. We want to assure Calvert shareholders that we have a long-standing policy of not accepting trades from market timers, which is strictly enforced. And, of course, we do not accept or execute trades after the market closes, which would be in violation of securities industry regulations.

Markets like the ones that we have seen over the past several years demonstrate that understanding risk -- at the security, fund, and asset-class level -- is an integral part of successful investing.  This year, we have taken a number of steps to improve our ability to monitor and manage risk, and to prepare for further growth in our investor base.  We have reorganized Calvert's investment activities into two departments, Equities and Fixed Income, each headed by Chief Investment Officers who will work closely with our Social Research Department.  We believe that these changes will enhance our ability to deliver top-tier investment performance to our shareholders, while keeping investment risk at appropriate levels.

Thank you for your continued business, and we look forward to serving you in the year ahead.

Sincerely,

/s/Barbara J. Krumsiek

President and CEO

Calvert Asset Management Company, Inc.

November 2003

Social

Update

from the Calvert Social Research Department

Shareholder Activism

Calvert shareholder activism seeks to move companies already performing in a more socially responsible manner than their industry peers to a higher level of corporate responsibility. We've secured the agreement of two major pharmaceutical companies to amend and post their ethical policies for clinical research in developing countries, where people are often not provided adequate information about the risks of clinical research or are promised but not given health care in exchange for their participation in trials for new drugs.

In addition, our shareholder resolution effectiveness has increased as we've become more effective in positioning our point of view in the context of shareholders' financial interests. For example, we received 12% support on a resolution seeking inclusive diversity policies at Alltel Corporation and a remarkable 63% on a resolution for staggered board tenures at Gillette.

Corporate "dialogues" continue, including a current effort with Weyerhaeuser to establish a policy prohibiting the harvest of and trade in products from primary and old-growth forests.

Board Diversity Initiative Successes

Two companies held in Calvert Funds have agreed to adopt key language from Calvert's model board diversity charter, which reflects our belief that boards of directors should look like America, not just a small slice of it.

Social Policy Leadership Announced

Calvert has named Joe Keefe Senior Advisor for Strategic Social Policy. Mr. Keefe, who has worked for and consulted with several socially responsible mutual fund groups, will provide focused, proactive direction for our social vision.

Portfolio Management Discussion

Ed Brown

of Brown Capital Management, Inc.

Performance

Capital Accumulation Fund Class A shares returned 25.52% for the year ended September 30, 2003. The Russell Midcap Growth Index returned 38.89% for the same period. The portfolio underperformed its passive benchmark for the period by 13.37% as a mix of stock selection and sector allocation effects detracted from performance.

Investment Climate

The market has made significant progress over the past year. I believe the rally can be explained by the measure of good news. The domestic economy, which has struggled over the last three years, appears to be on the upswing. Interest rates remain at historically low levels, and the housing market continues to cook along at a very nice pace.

I believe the consumer, though stretched, remains the backbone of the economy, having prevented an even larger recession by continuing to spend in the face of a less than sanguine employment picture. Concerning employment, we think it is only a matter of time before the picture improves for jobs. I believe a 6.1% unemployment rate is relatively benign given the excesses that had to be worked through following the tech bubble and the three-year slowdown. Previous recessionary periods have seen unemployment go as high as 10%.

Portfolio Statistics

September 30, 2003

Investment Performance

(total return at NAV)

	6 Months	12 Months
	ended	ended
	9/30/03	9/30/03
Class A	19.83%	25.52%
Class B	19.22%	24.29%
Class C	19.33%	24.40%
Class I**	20.19%	25.90%
Russell Mid-Cap Growth Index*	27.26%	38.89%
Lipper Mid-Cap Growth Funds Avg.*	24.10%	27.72%

Ten Largest Stock Holdings

% of Net Assets
Staples, Inc.	3.1%
Network Appliance, Inc.	2.6%
Petsmart, Inc.	2.5%
Medimmune, Inc.	2.5%
Advance Auto Parts	2.4%
Health Management Associates, Inc.	2.3%
Adobe Systems, Inc.	2.2%
Altera Corp.	2.2%
Panera Bread Co.	2.2%
Analog Devices, Inc.	2.2%
Total	24.2%

Asset Allocation

Stocks	98%
Cash or Cash Equivalents	2%
Total	100%

** Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Investment Performance, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Investment Performance, the Class A performance at NAV was used during the period September 30, 2002 through June 3, 2003.

Investment performance does not reflect the deduction of any front-end or deferred sales charge. TR represents total return.

* Source: Lipper Analytical Services, Inc.

Portfolio Statistics

September 30, 2003

Average Annual Total Returns

(with max. load)

Class A Shares
One year	19.54%
Five year	0.32%
Since inception	7.84%
(10/31/94)

Class B Shares
One year	19.29%
Five year	0.22%
Since inception	(1.90%)
(4/1/98)

Portfolio Statistics

September 30, 2003

Average Annual Total Returns

(with max. load)

Class C Shares
One year	23.40%
Five year	0.49%
Since inception	7.57%
(10/31/94)

Class I Shares*
One year	25.90%
Since inception	(0.76%)
(3/1/99)

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[INSERT LINE GRAPH HERE]

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through June 3, 2003.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Portfolio Strategy

Through the period

Our firm's Growth-at-a-Reasonable-Price investment strategy has remained stable throughout the period. The strategy is straightforward: develop a diverse portfolio of stocks of growing companies that are selling at reasonable valuations. Unfortunately, we have not been rewarded for this strategy due to stock selection and sector allocation effects. Stock selection was notable in the Producer Durables, Materials and Processing, and Consumer Staples sectors. However, performance attribution analysis reveals that our stock selection in two sectors -- Health Care and Technology -- was the principal detractor from performance. Poor performance was compounded by periodic cash balances over the course of the year, as even small cash balances hurt relative performance in the market's strong upward movement. Although the portfolio produced positive returns in Health Care and Technology, they were not robust enough to keep pace with the returns produced in the Index.

Going forward

Our strategy remains the same. We believe we can deliver superior performance over time by constructing a diversified portfolio of growth stocks selling at reasonable valuations. Our fundamental analysis points to a cyclical recovery in the earnings of growth companies, particularly in the Technology sector. In addition, we believe that the greatest opportunity for companies to exceed earnings expectations exists in Technology, and we have overweighted the portfolio to that sector to reflect this optimistic view. (Historically, our bottom up fundamental analysis has resulted in an overweight position to the sector.) We remain less than sanguine regarding spending related to telecom equipment, therefore our technology holdings continue to avoid the telecom equipment companies.

We have underweighted the Consumer Discretionary sector, believing it to have the greatest potential to disappoint investors relative to lofty expectations. We do not believe current valuations appropriately reflect this risk. As the market better aligns fundamentals and valuations in our view, we will look to rebalance the portfolio.

Outlook

We believe the market currently hesitates to go higher because of questions about the persistence and strength of corporate profit recovery. There appears to be some reason to support this view. Despite several market-leading stocks (particularly in Technology) pre-announcing very good earnings for third quarter, a few have indicated that they will fall short of expectations. We think this is due to some softness in the capital spending recovery -- some business executives, as is expected, hesitate to spend too aggressively after having worked through so much excess capacity over the last three years. At this point, demand for products sold to business will be driven by confidence that end demand will persist. We believe that low rates, a weak dollar, and a likely improvement in the jobs picture indicate this improvement in demand may well happen.

November 2003

Independent Auditors' Report

To the Board of Directors of Calvert World Values Fund, Inc. and

Shareholders of Calvert Capital Accumulation Fund:

We have audited the accompanying statement of net assets of Calvert Capital Accumulation Fund (the "Fund"), a series of Calvert World Values Fund, Inc., as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the years ended September 30, 2001 and 2000, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial statements in their report dated November 16, 2001.  The financial highlights for the periods presented prior to September 30, 2000, were audited by other auditors, whose report dated November 10, 1999, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Capital Accumulation Fund as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Philadelphia, Pennsylvania

November 18, 2003

Statement of Net Assets

September 30, 2003

Equity Securities - 97.9%	Shares	Value
Air Freight - 1.3%
EGL, Inc.*	93,600	$1,701,648

Auto Parts & Equipment - 0.1%
Gentex Corp.*	5,100	177,684

Banks - Regional - 2.0%
Commerce Bancorp, Inc.	17,800	852,798
First Tennessee National Corp.	40,600	1,723,876
		2,576,674

Biotechnology - 3.5%
Cephalon, Inc.*	27,900	1,281,168
Medimmune, Inc.*	101,000	3,334,010
		4,615,178

Chemicals - 0.9%
Airgas, Inc.	63,900	1,137,420

Computers - Networking - 2.6%
Network Appliance, Inc.*	165,600	3,399,768

Computers - Software & Services - 10.6%
Adobe Systems, Inc.	75,000	2,944,500
Autodesk, Inc.	37,900	645,058
Documentum, Inc.*	89,100	1,898,721
Fair Isaac Corp.	38,700	2,281,752
Hyperion Solutions Corp.*	74,600	2,153,702
Macromedia, Inc.*	88,300	2,184,542
Progress Software Corp.*	85,100	1,829,650
		13,937,925

Consumer Finance - 1.6%
Providian Financial Corp.*	178,900	2,109,231

Electrical Equipment - 3.7%
Celestica, Inc.*	150,700	2,390,102
Molex, Inc.	37,500	1,072,125
Symbol Technologies, Inc.	122,300	1,461,485
		4,923,712

Electronics - Component Distribution - 0.5%
W.W. Grainger, Inc.	13,300	632,415

Electronics - Instrument - 3.0%
Tektronix, Inc.*	64,100	1,586,475
Trimble Navigation Ltd.*	100,400	2,324,260
		3,910,735

Electronics - Semiconductors - 6.4%
Altera Corp.*	155,300	$2,935,170
Analog Devices, Inc.*	75,900	2,885,718
Xilinx, Inc.*	93,100	2,654,281
		8,475,169

Equipment - Semiconductors - 2.8%
Cymer, Inc.*	48,000	1,977,600
Lam Research Corp.*	76,400	1,692,260
		3,669,860

Footwear - 1.5%
Timberland Co.*	45,400	1,936,764

Healthcare - Drug - Major Pharmaceutical - 1.1%
Allergan, Inc.	17,800	1,401,394

Healthcare - Hospital Management - 2.3%
Health Management Associates, Inc.	136,600	2,979,246

Healthcare - Managed Care - 2.8%
Coventry Health Care, Inc.*	44,100	2,325,834
Mid Atlantic Medical Services*	25,900	1,332,037
		3,657,871

Healthcare - Medical Products & Supplies - 7.9%
Affymetrix, Inc.*	56,800	1,192,232
Biomet, Inc.	71,900	2,416,559
Henry Schein, Inc.*	32,000	1,814,400
Resmed, Inc.*	50,000	2,199,000
St. Jude Medical, Inc.*	51,300	2,758,401
		10,380,592

Healthcare - Special Services - 2.4%
Pharmaceutical Product Development, Inc.*	55,500	1,331,445
Quest Diagnostics, Inc.*	30,600	1,855,584
		3,187,029

Household Furnishing & Appliances - 1.5%
La-Z-Boy, Inc.	88,000	1,953,600

Household Products - Non-Durable - 1.4%
Church & Dwight, Inc.	52,200	1,826,478

Insurance - Multi-Line - 1.1%
Willis Group Holdings Ltd.	48,400	1,488,300

Insurance Brokers - 0.6%
Hilb Rogal & Hamilton Co.	26,300	816,352

Investment Banking / Brokerage - 1.8%
Legg Mason, Inc.	32,400	2,339,280

Investment Management - 1.5%
Franklin Resources, Inc.	29,600	$1,308,616
T. Rowe Price Group, Inc.	15,600	643,656
		1,952,272

Manufacturing - Diversified - 0.4%
Clarcor, Inc.	12,300	479,700

Manufacturing - Specialized - 2.1%
Cognex Corp.	104,100	2,736,789

Oil & Gas - Drilling & Equipment - 2.5%
Cal Dive International, Inc.*	55,800	1,084,752
Grant Prideco, Inc.*	106,200	1,082,178
Key Energy Services, Inc.*	115,500	1,114,575
		3,281,505

Oil & Gas - Exploration & Production - 1.2%
Pioneer Natural Resources Co.*	61,800	1,573,428

Restaurants - 3.4%
Krispy Kreme Doughnuts, Inc.*	40,800	1,570,800
Panera Bread Co.*	70,500	2,887,680
		4,458,480

Retail - Computers & Electronics - 2.2%
Best Buy Co., Inc.*	60,625	2,880,900

Retail - Discounters - 3.1%
Family Dollar Stores, Inc.	22,100	881,569
Fred's Inc.	19,650	647,664
Ross Stores, Inc.	55,800	2,586,888
		4,116,121

Retail - Drug Stores - 0.9%
CVS Corp.	36,900	1,146,114

Retail - Specialty - 8.8%
Advance Auto Parts*	43,900	3,112,510
Petsmart, Inc.*	147,000	3,336,900
Staples, Inc.*	169,200	4,018,500
Williams-Sonoma, Inc.*	40,600	1,095,388
		11,563,298

Services - Commercial & Consumer - 4.2%
Career Education Corp.*	46,600	2,110,980
D&B Corp.*	20,300	843,262
ITT Educational Services, Inc.*	53,900	2,582,888
		5,537,130

Services - Computer Systems - 0.5%
SunGard Data Systems, Inc.*	27,700	728,787

Services - Employment - 1.5%
Manpower, Inc.	55,400	$2,055,340

Telecommunications - Cell / Wireless - 1.6%
Nextel Partners, Inc.*	270,200	2,121,070

Truckers - 0.6%
Swift Transportation Co., Inc.*	33,300	755,577

Total Equity Securities (Cost $116,275,619)		128,620,836

	Principal
	Amount
High Social Impact Investments - 0.5%
Calvert Social Investment Foundation Notes,
1.74%, 7/01/05(b)(r)	$700,000	683,158

Total High Social Impact Investments (Cost $700,000)		683,158

Total Investments (Cost $116,975,619) - 98.4%		129,303,994
Other assets and liabilities, net - 1.6%		2,152,261
Net Assets - 100%		$131,456,255

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock,
250,000,000 shares of $0.01 par value authorized for Class A,
Class B, Class C and Class I combined:
Class A: 5,291,514 shares outstanding		$127,718,365
Class B: 808,800 shares outstanding		20,750,854
Class C: 600,341 shares outstanding		13,788,371
Class I: 26,610 shares outstanding		499,130
Accumulated net realized gain (loss) on investments		(43,628,840)
Net unrealized appreciation (depreciation) on investments		12,328,375

Net Assets		$131,456,255

Net Asset Value Per Share
Class A (based on net assets of $104,878,431)		$19.82
Class B (based on net assets of $15,152,488)		$18.73
Class C (based on net assets of $10,896,398)		$18.15
Class I (based on net assets of $528,938)		$19.88

*        Non income producing security.

(b)      This security was valued by the Board of Directors, see Note A.

(r)       Restricted securities represent 0.5% of net assets of the Fund.

See notes to financial statements.

Statement of Operations

Year Ended September 30, 2003

Net Investment Income
Investment Income:
Dividend income	$341,445
Interest income	45,410
Total investment income	386,855

Expenses:
Investment advisory fee	751,198
Transfer agency fees and expenses	493,057
Distribution Plan expenses:
Class A	324,901
Class B	130,108
Class C	95,566
Directors' fees and expenses	32,241
Administrative fees	288,663
Custodian fees	40,997
Registration fees	37,083
Reports to shareholders	83,538
Professional fees	20,447
Miscellaneous	12,715
Total expenses	2,310,514
Reimbursement from Advisor:
Class I	(631)
Fees paid indirectly	(9,329)
Net expenses	2,300,554

Net Investment Income (Loss)	(1,913,699)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	4,241,397
Change in unrealized appreciation or (depreciation)	23,536,398

Net Realized and Unrealized Gain
(Loss) on Investments	27,777,795

Increase (Decrease) in Net Assets
Resulting From Operations	$25,864,096

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income (loss)	($1,913,699)	($2,271,256)
Net realized gain (loss)	4,241,397	(43,348,702)
Change in unrealized appreciation
or (depreciation)	23,536,398	21,294,849

Increase (Decrease) in Net Assets
Resulting From Operations	25,864,096	(24,325,109)

Distributions to shareholders from
Net realized gain:
Class A Shares	--	(70,947)
Class B Shares	--	(8,769)
Class C Shares	--	(6,372)
Total distributions	--	(86,088)

Capital share transactions:
Shares sold:
Class A Shares	17,429,331	23,617,629
Class B Shares	2,445,312	3,095,842
Class C Shares	2,114,311	3,171,970
Class I Shares	500,000	--
Reinvestment of distributions:
Class A Shares	--	65,396
Class B Shares	--	8,769
Class C Shares	--	6,372
Class I Shares	--	--
Shares redeemed:
Class A Shares	(17,171,529)	(25,862,010)
Class B Shares	(1,607,899)	(2,568,607)
Class C Shares	(1,659,390)	(2,403,991)
Class I Shares	--	(847)
Total capital share transactions	2,050,136	(869,477)

Total Increase (Decrease) in Net Assets	27,914,232	(25,280,674)

Net Assets
Beginning of year	103,542,023	128,822,697
End of year	$131,456,255	$103,542,023

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2003	2002
Shares sold:
Class A Shares	980,553	1,106,797
Class B Shares	140,348	152,395
Class C Shares	129,048	158,163
Class I Shares	26,610	--
Reinvestment of distributions:
Class A Shares	--	2,677
Class B Shares	--	372
Class C Shares	--	279
Class I Shares	--	--
Shares redeemed:
Class A Shares	(985,682)	(1,247,145)
Class B Shares	(96,889)	(133,957)
Class C Shares	(102,236)	(126,293)
Class I Shares	--	(34)
Total capital share activity	91,752	(86,746)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General:  The Calvert Capital Accumulation Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Unlisted securities and listed securities for which the last sale price is unavailable are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Short-term notes are stated at amortized cost, which approximates fair value. Other securities for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2003, $683,158, or 0.5% of net assets, were valued in good faith by the Board of Directors.

Repurchase Agreements:  The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities:  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration.

Security Transactions and Net Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:   The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:   The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .65% of the Fund's average daily net assets. Under the terms of the agreement, $131,661 was payable at year end.

The Advisor has agreed to limit net annual fund operating expenses through January 31, 2004 for Class I. The contractual expense cap is 0.86% for Class I (effective February 1, 2003). For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly of .25% for Class A, Class B and Class C, and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $27,875 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of Class A, Class B, and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $53,325 was payable at year end.

The Distributor received $51,432 as its portion of the commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2003.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CSSI received a fee of $144,960 for the year ended September 30, 2003. Under the terms of the agreement, $12,492 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $9,500 plus $500 for each Board meeting attended. An additional retainer of $5,000 annually is paid to the Lead Independent Director. Directors' fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were $198,392,818  and $193,415,433, respectively.

The cost of investments owned at September 30, 2003 for federal income tax purposes was $117,889,017. Net unrealized appreciation aggregated $11,414,977, of which $15,218,287 related to appreciated securities and $3,803,310 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $5,783,361 and $34,511,051 at September 30, 2003 may be utilized to offset future capital gains until expiration in September 2010 and September 2011, respectively.

The Fund intends to elect to defer $2,421,030 of post-October losses to fiscal year ending September 30, 2004. Such losses if unutilized will expire in 2012.

The tax character of dividends and distributions paid during the years ended September 30, 2003, and September 30, 2002 were as follows:

Distributions paid from:	2003	2002
Long-term capital gain	--	$86,088
Total	--	$86,088

As of September 30, 2003, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($40,294,412)
Unrealized appreciation (depreciation)	11,414,977
($28,879,435)

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations.  The primary permanent differences causing such reclassifications are due to the disallowance of net operating losses.

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales and post-October losses.

The Fund may sell or purchase securities to and from other Funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2003, such purchase and sale transactions were $15,300,000 and $13,299,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2003. For the year ended September 30, 2003, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$40,739	1.61%	$1,673,816	July 2003

Financial Highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2003	2002
Net asset value, beginning	$15.79	$19.35
Income from investment operations
Net investment income (loss)	(.26)	(.29)
Net realized and unrealized gain (loss)	4.29	(3.26)
Total from investment operations	4.03	(3.55)
Distributions from
Net realized gain	--	(.01)
Total distributions	--	(.01)
Total increase (decrease) in net asset value	4.03	(3.56)
Net asset value, ending	$19.82	$15.79

Total return*	25.52%	(18.36%)
Ratios to average net assets:
Net investment income (loss)	(1.48%)	(1.47%)
Total expenses	1.82%	1.74%
Expenses before offsets	1.82%	1.74%
Net expenses	1.81%	1.73%
Portfolio turnover	170%	93%
Net assets, ending (in thousands)	$104,878	$83,643

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2001	2000	1999
Net asset value, beginning	$36.34	$25.88	$25.43
Income from investment operations
Net investment income (loss)	(.14)	(.32)	(.32)
Net realized and unrealized gain	(11.61)	11.29	4.25
Total from investment operations	(11.75)	10.97	3.93
Distributions from
Net realized gain	(5.24)	(0.51)	(3.48)
Total distributions	(5.24)	(0.51)	(3.48)
Total increase (decrease) in net asset value	(16.99)	10.46	.45
Net asset value, ending	$19.35	$36.34	$25.88

Total return*	(36.60%)	42.91%	14.91
Ratios to average net assets:
Net investment income (loss)	(1.18%)	(1.12%)	(1.26%)
Total expenses	1.69%	1.67%	1.73%
Expenses before offsets	1.69%	1.67%	1.73%
Net expenses	1.64%	1.54%	1.58%
Portfolio turnover	71%	116%	88%
Net assets, ending (in thousands)	$105,151	$141,639	$102,508

	Years Ended
	September 30,	September 30,
Class B Shares	2003	2002
Net asset value, beginning	$15.07	$18.64
Income from investment operations
Net investment income (loss)	(.39)	(.44)
Net realized and unrealized gain (loss)	4.05	(3.12)
Total from investment operations	3.66	(3.56)
Distributions from
Net realized gain	--	(.01)
Total distributions	--	(.01)
Total increase (decrease) in net asset value	3.66	(3.57)
Net asset value, ending	$18.73	$15.07

Total return*	24.29%	(19.11%)
Ratios to average net assets:
Net investment income (loss)	(2.45%)	(2.38%)
Total expenses	2.79%	2.65%
Expenses before offsets	2.79%	2.65%
Net expenses	2.78%	2.64%
Portfolio turnover	170%	93%
Net assets, ending (in thousands)	$15,152	$11,534

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2001	2000	1999
Net asset value, beginning	$35.47	$25.46	$25.28
Income from investment operations
Net investment income (loss)	(.24)	(.52)	(.41)
Net realized and unrealized gain (loss)	(11.35)	11.04	4.07
Total from investment operations	(11.59)	10.52	3.66
Distributions from
Net realized gain	(5.24)	(.51)	(3.48)
Total distributions	(5.24)	(.51)	(3.48)
Total increase (decrease) in net asset value	(16.83)	10.01	.18
Net asset value, ending	$18.64	$35.47	$25.46

Total return*	(37.12%)	41.84%	13.85%
Ratios to average net assets:
Net investment income (loss)	(2.04%)	(1.88%)	(2.11%)
Total expenses	2.56%	2.49%	2.67%
Expenses before offsets	2.56%	2.49%	2.67%
Net expenses	2.50%	2.30%	2.42%
Portfolio turnover	71%	116%	88%
Net assets, ending (in thousands)	$13,914	$16,435	$9,445

	Years Ended
	September 30	September 30,
Class C Shares	2003	2002
Net asset value, beginning	$14.59	$18.02
Income from investment operations
Net investment income (loss)	(.37)	(.42)
Net realized and unrealized gain (loss)	3.93	(3.00)
Total from investment operations	3.56	(3.42)
Distributions from
Net realized gain	--	(.01)
Total distributions	--	(.01)
Total increase (decrease) in net asset value	3.56	(3.43)
Net asset value, ending	$18.15	$14.59

Total return*	24.40%	(18.99%)
Ratios to average net assets:
Net investment income (loss)	(2.35%)	(2.32%)
Total expenses	2.69%	2.59%
Expenses before offsets	2.69%	2.59%
Net expenses	2.68%	2.58%
Portfolio turnover	170%	93%
Net assets, ending (in thousands)	$10,896	$8,365

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2001	2000	1999
Net asset value, beginning	$34.48	$24.76	$24.63
Income from investment operations
Net investment income (loss)	(.22)	(.50)	(.51)
Net realized and unrealized gain	(11.00)	10.73	4.12
Total from investment operations	(11.22)	10.23	3.61
Distributions from
Net realized gain	(5.24)	(.51)	(3.48)
Total distributions	(5.24)	(.51)	(3.48)
Total increase (decrease) in net asset value	(16.46)	9.72	.13
Net asset value, ending	$18.02	$34.48	$24.76

Total return*	(37.11%)	41.91%	14.02%
Ratios to average net assets:
Net investment income (loss)	(1.98%)	(1.87%)	(2.04%)
Total expenses	2.49%	2.47%	2.56%
Expenses before offsets	2.49%	2.47%	2.56%
Net expenses	2.44%	2.29%	2.35%
Portfolio turnover	71%	116%	88%
Net assets, ending (in thousands)	$9,757	$13,769	$9,021

		Periods Ended
	September 30,	January 18,	September 30,
Class I Shares	2003###	2002##	2001
Net asset value, beginning	$18.79	$20.84	$36.84
Income from investment operations
Net investment income (loss)	(.03)	(.05)	(.23)
Net realized and unrealized gain (loss)	1.12	4.20	(10.53)
Total from investment operations	1.09	4.15	(10.76)
Distributions from
Net realized gain	--	(.01)	(5.24)
Total distributions	--	(.01)	(5.24)
Total increase (decrease) in net asset value	1.09	4.14	(16.00)
Net asset value, ending	$19.88	$24.98	$20.84

Total return*	5.80%	19.92%	(34.61%)
Ratios to average net assets:
Net investment income (loss)	(0.50%) (a)	(0.64%) (a)	(0.67%)
Total expenses	1.23% (a)	1,316.21%(a)	33.47%
Expenses before offsets	.87% (a)	.80% (a)	2.19%
Net expenses	.86% (a)	.80% (a)	.80%
Portfolio turnover	66%	9%	71%
Net assets, ending (in thousands)	$529	$0	$1

	Periods Ended
	September 30,	September 30,
Class I Shares	2000	1999#
Net asset value, beginning	$25.99	$26.18
Income from investment operations
Net investment income (loss)	(.12)	(.08)
Net realized and unrealized gain (loss)	11.48	(.11)
Total from investment operations	11.36	(.19)
Distributions from
Net realized gain	(.51)	--
Total distributions	(.51)	--
Total increase (decrease) in net asset value	10.85	(.19)
Net asset value, ending	$36.84	$25.99

Total return*	44.25%	(.73%)
Ratios to average net assets:
Net investment income (loss)	(0.39%)	(.50%) (a)
Total expenses	1.20%	1.24% (a)
Expenses before offsets	.86%	.85% (a)
Net expenses	.80%	.80% (a)
Portfolio turnover	116%	88%
Net assets, ending (in thousands)	$108	$2,547

(a)      Annualized

*        Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

#        From March 1, 1999 inception.

##  The last remaining shareholder in Class I redeemed on January 18, 2002.

###  Class I shares resumed upon shareholder investment on June 3, 2003.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Director and officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

JOHN GUFFEY, JR. DOB: 05/15/48	Director	1992	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm.	20	Ariel Funds Calvert Foundation Calvert Ventures, LLC
TERRENCE J. MOLLNER, Ed.D. DOB: 12/13/44	Director	1992	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	8	Hampshire County United Way Cyberlore Studies, Inc. Calvert Foundation Ben & Jerry's Homemade, Inc.

RUSTUM ROY

DOB: 07/03/24	Director	1992	Evan Pugh Professor of the Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, and Corporation Chair, National Association of Science, Technology, and Society.	2	Chairperson, Friends of Health
TESSA TENNANT DOB: 05/29/59	Director	1992	Chair of AsriA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of green and ethical investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	2	Solar Century Company, Ltd.
BARBARA J. KRUMSIEK DOB: 08/09/52

(interested Director)

	Director & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	37	Calvert Foundation
D. Wayne Silby, Esq.

DOB: 07/20/48

(interested Director)	Director	1992	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He is an officer and director of Silby, Guffey and Co., Inc., a private investment company.	21	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation Grameen Foundation USA
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1992	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
Gregory J. Keifer DOB: 08/22/64	Officer	2003

Compliance Officer and Assistant Secretary of the Funds. Prior to working at Calvert Group, Mr. Keifer was Assistant Director of Compliance with Legg Mason Wood Walker, Incorporated and a senior compliance analyst with BISYS Fund Services.

LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1992	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1992	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

SUPPLEMENT TO

CLASS I (INSTITUTIONAL) SHARES PROSPECTUS

Calvert Social Investment Fund Portfolios

Calvert Social Index Fund

Calvert Large Cap Growth Fund

Calvert Capital Accumulation Fund

Calvert World Values International Equity Fund

Calvert New Vision Small Cap Fund

Calvert Income Fund

Calvert Short Duration Income Fund

Prospectus dated: January 31, 2003

Date of Supplement: June 9, 2003

The $1 million minimum initial investment may be waived for certain  institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders.

Please note this change in the prospectus.

SUPPLEMENT TO

PROSPECTUS

Calvert Social Investment Fund (CSIF) Balanced Portfolio

CSIF Equity Portfolio

CSIF Enhanced Equity Portfolio

CSIF Bond Portfolio

CSIF Money Market Portfolio

Calvert Social Index Fund

Calvert Large Cap Growth Fund

Calvert Capital Accumulation Fund

Calvert World Values International Equity Fund

Calvert New Vision Small Cap Fund

Date of Prospectus: January 31, 2003 as revised June 30, 2003

Class I (Institutional) Shares

(All Portfolios)

Date of Prospectus: January 31, 2003

Calvert Income Fund

Calvert Short Duration Income Fund

Date of Prospectus: January 31, 2003 as revised September 15, 2003

CALVERT VARIABLE SERIES, INC.

PROSPECTUS

Calvert Social Balanced Portfolio

Calvert Income Portfolio

Date of Prospectus: April 30, 2003

Date of This Supplement: October 30, 2003

Please replace the second paragraph under "About Calvert" with the following: (for Calvert Variable Series Social Balanced and Income Portfolios replace the third paragraph under "The Fund and Its Management" with the following:)

Steven Falci serves as Calvert's Chief Investment Officer, Equities and oversees the investment strategy and management of all Calvert equity and balanced portfolios.  Calvert uses a team approach to its management of the fixed-income portfolios.  Gregory Habeeb heads this team for Calvert's taxable fixed-income portfolios. Mr. Habeeb has over 20 years of experience as an analyst, trader, and portfolio manager.  Matt Nottingham is also a member of the fixed-income management team. Mr. Nottingham has 7 1/2 years of experience as an analyst, trader, and portfolio manager.

Calvert Capital Accumulation Fund

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o BFDS

330 West 9th Street

Kansas City, MO 64105

Web Site

http://www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt

Money Market Funds

CTFR Money Market Portfolio

CTFR California Money Market Portfolio

Taxable

Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Balanced Fund

CSIF Balanced Portfolio

Municipal Funds

CTFR Limited-Term Portfolio

CTFR Long-Term Portfolio

CTFR Vermont Municipal Portfolio

National Muni. Intermediate Portfolio

California Muni. Intermediate Portfolio

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

Equity Funds

CSIF Enhanced Equity Portfolio

CSIF Equity Portfolio

Calvert Large Cap Growth Fund

Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund

Calvert Social Index Fund

printed on recycled paper using soy-based inks


SIGNATURE PAGE FOR FORM N-CSR

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVert world values fund

By:       /s/Barbara Krumsiek

            Barbara Krumsiek

            President -- Principal Executive Officer

Date:   November 25, 2003

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/Barbara Krumsiek

            Barbara Krumsiek

            President -- Principal Executive Officer

Date:   November 25, 2003

            /s/Ronald Wolfsheimer

             Ronald Wolfsheimer

            Treasurer -- Principal Financial Officer

Date:   November 30, 2003